UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2008

______________

PC UNIVERSE, INC.

 (Exact name of registrant as specified in its charter)

______________

Nevada	000-52804	65-0620172
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

504 NW 77th Street, Boca Raton, Florida 33487

 (Address of Principal Executive Office) (Zip Code)

(561) 953-0390

 (Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Statements included in this Current Report filed on Form 8-K (“Form 8-K”) that do not relate to present or historical conditions are “forward-looking statements.” Forward-looking statements may include, without limitation, statements relating to our plans, strategies, objectives, expectations and intentions and are intended to be made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “believes,” “forecasts,” “intends,” “possible,” “estimates,” “anticipates,” and “plans” and similar expressions are intended to identify forward-looking statements. Our ability to predict projected results or the effect of events on our operating results is inherently uncertain. Forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those discussed in this document. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Important factors that could cause actual performance or results to differ materially from those expressed in or implied by, forward-looking statements include, but are not limited to: (i) our ability to consummate the asset purchase transaction described in this Form 8-K, and (ii) other factors described under “Risk Factors” contained in the PC Universe, Inc. 2007 Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Item 1.01

Entry into a Material Definitive Agreement.

On December 19, 2008, PC Universe, Inc., a Nevada corporation (the “Company”), entered into an asset purchase agreement (the “Agreement”) with Emedia Management LLC, a Delaware limited liability company (the “Buyer”) whereby the Buyer agreed to purchase and the Company agreed to sell substantially all of its assets (the “Assets”) comprising the web business of the Company (the “Asset Purchase”). The Company’s web business is defined as the Company’s customized web stores for customers through Internet portals at www.pcuniverse.com and www.patriotpc.us. Consummation of the Asset Purchase is subject to the approval of the Company’s shareholders. Each of Messrs. Thomas M. Livia and Gary Stern, the Company’s co-chief executive officers, whose aggregate ownership in the Company exceeds 50% of the issued and outstanding common stock of the Company, has indicated his intention to vote in favor of the transaction.

In consideration for the purchase of the Assets, the Buyer has agreed to pay the Company a sum not to exceed $500,000 (the “Purchase Price”). The terms of the Agreement provide that up to $275,000 is to be paid by wire transfer to IBM Credit LLC (“IBM”), a secured creditor of the Company, to satisfy the terms of a Settlement and Release Agreement, executed December 19, 2008, entered into between IBM and the Company (the “Settlement Agreement”), and up to $225,000 (the “Payables Portion”) is to be paid by the Buyer to satisfy certain of the Company’s unsecured trade debt in connection with the web business with respect to certain of its outstanding contracts (collectively, the “Payables”). In the event the Buyer satisfies the Payables for an aggregate amount that is less than the Payables Portion of the Purchase Price, the Buyer has no obligation to the Company for the difference between the Payables Portion and the aggregate amount paid to satisfy the Payables.

The Agreement provides that except for the Payables, which will be satisfied by the Buyer as part of the Purchase Price, the Company will be responsible for paying, performing and discharging when due, and the Buyer will not assume or have any responsibility for, any liability of the Company.

The Agreement provides during the period between December 19, 2008 and the closing date of the Asset Purchase, the management and control of the web business, including, but not limited to the exclusive dominion and control over the Assets and the Company’s bank accounts related to the web business, will reside with a management committee to be appointed by the Buyer and ratified by the Company.

Consummation of the Asset Purchase is subject to customary closing conditions, representations and warranties from each of the Company and the Buyer. As a condition to closing, the Company will file with the Securities and Exchange Commission (the “SEC”) an information statement on Schedule 14C with respect to the Asset Purchase in accordance with Regulation 14C under the Securities Exchange Act of 1934, as amended (the “Information Statement”) within 45 days of the execution date of the Agreement. The Information Statement will be made available to the Company’s shareholders in accordance with the requirements of Regulation 14C. The closing of the Asset Purchase is expected to occur on the date on which the conditions to close set forth in the Agreement have been satisfied.

The representations contained in the Agreement were made as of December 19, 2008 in connection with negotiating the Agreement between the Company and the Buyer, are subject to qualifications and limitations agreed the parties and may have been used for purposes of allocating risk between the parties rather than for the purpose of establishing matters of fact, and these representations should be read only in conjunction with information that may be provided elsewhere in this Form 8-K or in the Company’s other filings.

The Settlement Agreement, more particularly described in Item 2.04 below, provides the Company will remit to IBM $275,000 for receipt by IBM in full satisfaction of all of the Company’s liabilities under the Company’s Agreement for Wholesale Financing with IBM, dated November 1, 2007.

The foregoing descriptions of the Agreement and the Settlement Agreement are only summaries, do not purport to be complete and are qualified in their entirety by reference to the copies of the agreements filed herewith as Exhibit 2.1 and Exhibit 10.1 which are incorporated herein by reference.

 Item. 2.04.

Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

As previously reported in the Company’s Current Reports on Form 8-K filed with the SEC on March 26, 2008 and September 4, 2008, the Company determined that it was out of compliance with the financial covenants contained in its Addendum to the Agreement for Wholesale Financing - Flexible Payment Plan dated November 1, 2007 (the “Financing Agreement”) by and between the Company and IBM and subsequently received a notice of default from IBM. On August 29, 2008, the Company and IBM entered into a Forbearance Agreement and Notice of Continuing Default (“Forbearance Agreement”). Under the Forbearance Agreement, IBM agreed to forbear from exercising certain remedies available under the Financing Agreement for events of default provided that the Company comply with the terms and conditions as set forth in the Forbearance Agreement. The Company failed to comply with the covenants within the required time frames constituting an Event of Default under the Financing Agreement and a default under the Forbearance Agreement.

The Forbearance Agreement additionally provided that the credit line, the Forbearance Agreement and the Financing Agreement would each terminate on October 15, 2008.

On October 15, 2008, the Financing Agreement and Forbearance Agreement terminated and all of the Company’s obligations under the Financing Agreement became immediately due and payable in their entirety. As of November 7, 2008, the Company’s default and total arrearage in the payment of principal and interest under the Financing Agreement totaled $578,028.

On December 19, 2008, the Company and IBM executed the Settlement Agreement, effective November 25, 2008, whereby the Company agreed to remit to IBM the amount of $275,000 for receipt by IBM in full satisfaction of all of the Company’s liabilities under the Financing Agreement. As of December 19, 2008, the Company has discharged in full all of its obligations to IBM in the amount agreed to under the Settlement Agreement.

The foregoing description of the Settlement Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the copy of the agreement filed herewith as Exhibit 10.1 which is incorporated herein by reference.

Important Additional Information Regarding the Asset Purchase will be Filed with the SEC.

In connection with the proposed Asset Purchase, the Company will file the Information Statement with the SEC. SECURITYHOLDERS ARE STRONGLY ADVISED TO READ THE INFORMATION STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Securityholders may obtain a free copy of the Information Statement (when available) and other documents filed by the Company at the SEC’s website at http://www.sec.gov. The Information Statement and such other documents may also be obtained for free when available by directing such request to Thomas M. Livia, President and Co-Chief Executive Officer, by telephone (561) 953-0390 or by electronic mail at tlivia@pcuniverse.com.

Item 9.01  Financial Statements and Exhibits.

(d)

Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description
2.1	Asset Purchase Agreement by and between Emedia Management LLC and PC Universe, Inc., dated December 19, 2008
10.1	Settlement and Release Agreement by and between IBM Credit LLC and PC Universe, Inc., executed December 19, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PC UNIVERSE, INC.
(Registrant)

By:	/s/ THOMAS M. LIVIA
Name:	Thomas M. Livia President and Co-Chief Executive Officer
Title:

Date:  December 26, 2008

EXHIBIT INDEX

Exhibit No.	Description
2.1	Asset Purchase Agreement by and between Emedia Management LLC and PC Universe, Inc., dated December 19, 2008
10.1	Settlement and Release Agreement by and between IBM Credit LLC and PC Universe, Inc., executed December 19, 2008